UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02; 000-23108	333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 800 Prides Crossing Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware	800 Prides Crossing Suite 100 Newark, Delaware	19713	51-0020270
(State or jurisdiction of incorporation or organization of the sponsor)	(Address of Principal Executive Office)	(Zip Code)	(IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreements

Class B(2023-1) Notes. On January 31, 2023, Discover Card Execution Note Trust entered into the Class B(2023-1) Terms Document, dated as of January 31, 2023, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee.

Class C(2023-1) Notes. On January 31, 2023, Discover Card Execution Note Trust entered into the Class C(2023-1) Terms Document, dated as of January 31, 2023, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee.

Item 8.01	Other Events

Unregistered Sale of Class B(2023-1) Notes and Class C(2023-1) Notes. On January 31, 2023, Discover Card Execution Note Trust issued the DiscoverSeries Class B(2023-1) Notes and the DiscoverSeries Class C(2023-1) Notes (collectively, the “Notes”) to Discover Funding LLC, an affiliate of Discover Bank, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The DiscoverSeries Class B(2023-1) Notes have a maximum principal amount of up to $3,000,000,000 and the DiscoverSeries Class C(2023-1) Notes have a maximum principal amount of up to $3,500,000,00.

Extension of the Series Termination Date for the Series 2007-CC Collateral Certificate. On January 31, 2023, Discover Bank, as master servicer (the “Master Servicer”) and as servicer (the “Servicer”), Discover Funding LLC, as transferor (the “Transferor”), and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as trustee (the “Trustee”), entered into an agreement to extend the Series Termination Date for the Series 2007-CC Certificate to July 1, 2049 in accordance with the Amended and Restated Series Supplement, dated as of December 22, 2015, by and among the Master Servicer, the Servicer, the Transferor, and the Trustee, to Third Amended and Restated Pooling and Servicing Agreement, dated as of December 22, 2015, by and among the Master Servicer, the Servicer, the Transferor and the Trustee.

Item 9.01	Exhibit

Exhibit No.	Description

4.1	Class B(2023-1) Terms Document, dated as of January 31, 2023, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee.

4.2	Class C(2023-1) Terms Document, dated as of January 31, 2023, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee.

99.1	Series Termination Date Extension Agreement, dated as of January 31, 2023, between Discover Bank, as Master Servicer and as Servicer, Discover Funding LLC, as Transferor, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association) as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 1, 2023

Discover Funding LLC

(as Depositor for Discover Card Master Trust I and

Discover Card Execution Note Trust and as registrant

under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

By: /s/ Patricia S. Hall

Patricia S. Hall

Vice President, Chief Financial

Officer and Treasurer